RELATED PARTY TRANSACTIONS	12 Months Ended
Dec. 31, 2021
Related Party Transactions [Abstract]
RELATED PARTY TRANSACTIONS

20. RELATED PARTY TRANSACTIONS

The Company provides furnished office space and computers to affiliates through an intercompany agreement. Revenues from this agreement were $9 million, $7 million, and $6 million, for the years ended December 31, 2021, 2020, and 2019, respectively. The Company purchases data processing, legal, investment, and management services from affiliates. The costs of such services were $330 million, $297 million, and $278 million, for the years ended December 31, 2021, 2020, and 2019, respectively. In addition, the Company has an intercompany payable with affiliates as of December 31, 2021 and 2020 of $49 million and $47 million, respectively. There was a $12 million and $13 million intercompany receivable balance as of December 31, 2021 and 2020, respectively.

Certain corporations with which PLC’s directors were affiliated paid us premiums and policy fees or other amounts for various types of insurance and investment products, interest on bonds we own and commissions on securities underwritings in which our affiliates participated. Such amounts were immaterial for the years ended December 31, 2021 and 2020 and $6 million for the year ended December 31, 2019. The Company and/or PLC paid commissions, interest on debt and investment products, and fees to these same corporations totaling $2 million for the year ended December 31, 2019. The Company did not make any payments for the year ended December 31, 2021 and 2020.

The Company has joint venture interests in real estate for which the Company holds the underlying real estate’s loan. During 2021, 2020, and 2019, the Company received $7 million, $5 million, and $23 million, respectively, in mortgage loan payments corresponding to the joint venture interests and $16 million in principal was collected on loans that paid off in December 2020.

During the periods ending December 31, 2021, 2020, and 2019, PLC paid a management fee to Dai-ichi Life of $13 million, $12 million, and $11 million, respectively, for certain services provided to the company.

20. RELATED PARTY TRANSACTIONS – (Continued)

PLC had guaranteed the Company’s obligations for borrowings or letters of credit under the revolving line of credit arrangement to which PLC is also a party. PLC had also issued guarantees, entered into support agreements and/or assumed a duty to indemnify its indirect wholly owned captive insurance companies in certain respects. In connection with the Captive Merger on October 1, 2020, certain captive related guarantees, support agreements and indemnification obligations were terminated, amended or replaced.

The Company has agreements with certain of its subsidiaries under which it provides administrative services for a fee. These services include but are not limited to accounting, financial reporting, compliance, policy administration, reserve computations, and projections. In addition, the Company and its subsidiaries pay PLC for investment, legal and data processing services.

The Company and/or certain of its affiliates have reinsurance agreements in place with companies owned by PLC. These agreements relate to certain portions of our service contract business which is included within the Asset Protection segment. These transactions are eliminated at the PLC consolidated level.

The Company has reinsured certain riders related to its fixed and deferred annuity business to PL Re, a wholly owned subsidiary of PLC. PLC owns all of the shares of common stock issued by PL Re.